Keystone National Group, LLC A Delaware Limited Liability Corporation Financial Statements as of and for the Year Ended December 31, 2025, and Independent Auditors’ Report Exhibit 99.1 Contents Page Independent Auditors' Report .................................................................................................... 3 Financial Statements Statement of Assets and Liabilities ................................................................................................ 5 Statement of Operations ............................................................................................................... 6 Statement of Changes in Members' capital .................................................................................... 7 Statement of Cash Flows .............................................................................................................. 8 Notes to Financial Statements ....................................................................................................... 9 INDEPENDENT AUDITORS’ REPORT To the Members Keystone National Group, LLC Salt Lake City, Utah Opinion We have audited the accompanying financial statements of Keystone National Group, LLC (a Delaware limited liability company), which comprise the statement of assets and liabilities as of December 31, 2025, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended, and the related notes to the financial statements. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keystone National Group, LLC as of December 31, 2025, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Keystone National Group, LLC and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Keystone National Group, LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued. Auditors’ Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with generally accepted auditing standards, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Keystone National Group, LLC’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Keystone National Group, LLC’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit. Salt Lake City, Utah March 24, 2026

KEYSTONE NATIONAL GROUP, LLC STATEMENT OF ASSETS AND LIABILITIES FOR THE YEAR ENDED DECEMBER 31, 2025 The accompanying notes are an integral part of the financial statements. 5 Assets: Cash 500,661$ Accounts receivable 4,676,894 Employee notes receivable 2,350,000 Operating lease right-of-use assets 2,241,000 Other assets 87,308 9,855,863$ Liabilities and Members' capital: Liabilities Accounts payable and accrued liabilities 583,917$ Operating lease liabilities 2,256,672 Total liabilities 2,840,589 Members' capital 7,015,274 9,855,863$ Total liabilities and members' capital Total assets KEYSTONE NATIONAL GROUP, LLC STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2025 The accompanying notes are an integral part of the financial statements. 6 Revenues: Management fees 60,915,201$ Expenses: Payroll expense 15,486,509 Commission expense 626,997 Consulting expense 58,000 Rent and improvements 1,139,453 Professional fees 496,689 Computer and internet expense 239,602 Telephone expense 61,326 Travel 171,680 Other expenses 402,577 Total expenses 18,682,833 Net operating income 42,232,368 Other income (expense): Other income 570,762 State tax payments (1,900,000) Net income 40,903,130$ KEYSTONE NATIONAL GROUP, LLC STATEMENT OF CHANGES IN MEMBERS’ CAPITAL FOR THE YEAR ENDED DECEMBER 31, 2025 The accompanying notes are an integral part of the financial statements. 7 6,623,759$ Net income 40,903,130 Member distributions (40,511,615) 7,015,274$ Members' capital - January 1, 2025 Members' capital - December 31, 2025 KEYSTONE NATIONAL GROUP, LLC STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2025 The accompanying notes are an integral part of the financial statements. 8 Cash flows from operating activities: Net income 40,903,130$ Changes in operating assets and liabilities: Accounts receivable 151,908 Other assets (13,460) Accounts payable and accrued liabilities (101,772) Operating leases 15,672 Net cash flows provided by operating activities 40,955,478 Cash flows from financing activities: Capital distributions (40,511,615) Net cash used in financing activities (40,511,615) Net change in cash 443,863 Cash, beginning of year 56,798 Cash, end of year 500,661$

KEYSTONE NATIONAL GROUP, LLC
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2025

Note 1 – Organization and Nature of Business

Keystone National Group, LLC (the Company) is a Delaware limited liability company which commenced operations on July 14, 2006. The Company is registered with the United States Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended, with CRD Number 142885 and SEC File Number is 801-67537.

The purpose of the Company is to act as investment advisor to various pooled investment funds (collectively, the Funds), other investment vehicles and accounts related thereto and to perform the functions required of an investment advisor to the Funds or other accounts, to provide investment management and related services necessary for the operation of the Funds and other accounts and to do all things necessary or incidental thereto. The Company is governed by the terms, conditions, and other provisions set forth in that certain Fourth Amended and Restated Limited Liability Company Agreement (the Agreement), dated January 1, 2024.

Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement. The existence of the Company shall continue unless and until the Company is dissolved, wound up and terminated in accordance with the Agreement.

The Company's principal place of business is in Salt Lake City, Utah. The Company operates as a pass-through entity for federal income tax purposes, and all income, gains, losses, deductions, and credits are allocated to members in accordance with the Agreement.

Note 2 – Summary of Significant Accounting Policies

Basis of Accounting
These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") as established by the Financial Accounting Standards Board ("FASB"). The financial statements include all accounts of the Company on a standalone basis, and do not consolidate any client funds, private funds advised by the Company, or related entities under common ownership.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash
Cash represents cash deposits held at federally insured financial institutions. Cash deposits are held at major financial institutions and are subject to credit risk to the extent they exceed federal deposit insurance limits. The Fund maintains its cash solely in accounts maintained by its cash custodian, Wells Fargo Bank, N.A.

Accounts Receivable
Accounts receivable consists primarily of management fees earned and billed to clients for investment advisory services rendered but not yet collected.

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KEYSTONE NATIONAL GROUP, LLC
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2025

Leases
The Company leases office space under a leasing arrangement. In accordance with ASC 842, *Leases*, the Company's lease is evaluated and classified as either a financing lease or operating lease, as appropriate. The Company recognizes a lease liability and corresponding right of use (ROU) asset on the commencement date of any lease arrangement. The lease liability is initially measured at the present value of the future lease payments over the lease term using the rate implicit in the arrangement or, if not readily determinable, the Company's incremental borrowing rate. The Company determines its incremental borrowing rate through market sources, including relevant industry rates. A ROU asset is measured initially as the value of the lease liability plus initial direct costs and prepaid lease payments, and less lease incentives received. Lease expense is recognized on a straight-line basis over the lease term and is recorded within operating expenses on the Company's Statement of Operations. The Company does not have finance leases.

Organizational Costs and Other Assets
Organizational costs are stated net of accumulated amortization. Organizational costs are amortized over 15 years using the straight-line method. Other assets primarily include security deposits related to the office rental locations.

Income Taxes
The Company is treated as a partnership for U.S. federal and state income tax purposes. Accordingly, no federal or state income taxes are imposed at the entity level; instead, taxable income or loss is passed through to the members.

Concentrations of Credit Risk
The Company's financial instruments that may be exposed to concentrations of credit risk consist primarily of temporary cash investments and other receivables. Most of the receivables consist of management fees from related investment funds. Management has assessed the financial strength of these funds and does not anticipate any losses on these balances.

The Company maintains its cash balance at a federally insured financial institution. At times such investments may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

Liability of Members
The members are not personally liable for any obligations of the Company and have no obligation to make contributions to the Company in excess of their respective capital commitments as specified in the operating agreement.

Note 3 – Employee Notes Receivable

During 2022, the Company transferred $1,500,000 to certain key employees in the form of promissory notes for the purpose of investing in various related funds. An additional $850,000 and $250,000 were transferred during 2023 and 2024, respectively. The notes are secured by the employees' interest(s) in investment(s) made. The notes bear interest at the lowest short-term applicable federal rate of the Internal Revenue Service, compounded annually. Provided the employee remains employed by the Company for a period of three years, the notes and accrued interest will be forgiven in full. In 2024, one note for $250,000 was written off following the departure of an employee.

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KEYSTONE NATIONAL GROUP, LLC
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2025

Note 4 – Revenue

The Company recognizes revenue in accordance with FASB ASC Topic 606, Revenue from Contracts with Customers, and where applicable, ASC Topic 946, Financial Services—Investment Companies.

The Company provides various investment management services to the Funds and other accounts, including investigating, structuring and negotiating potential investments, monitoring the performance of the Funds or accounts' portfolio investments, and advising the Funds and other accounts as to disposition opportunities. In consideration for services rendered, the Company is entitled to annual management fees, generally payable either monthly or quarterly in advance on the first day of each calendar quarter, equal to a pre-determined, fixed amount as agreed to with each investor in each of the Funds. Management fees are generally paid out of the capital contributions to each of the Funds but may vary based upon written agreements with the Company. Following the expiration or termination of the investment period of each of the investors' Funds, management fees are generally calculated based upon the net asset value of an investor's interest in each of the Funds. The Company may also be entitled to annual advisory fees payable by separately managed accounts, generally payable on a quarterly basis. Advisory fees are generally a minimum fixed flat rate but may be based upon assets under management or performance.

The Company or any of the Funds or other clients may generally terminate an investment management or advisory agreement without penalty upon five (5) days written notice. Any fees that have been prepaid would then be refunded on a pro-rata basis based upon the number of calendar days remaining after the termination date in the period as to which fees may have been prepaid.

The Company may also be reimbursed by any of the Funds or other account for organizational, legal, due diligence, travel, accounting and administration, operational and other expenses incurred in connection with the management and review of the investment portfolio of each of the Funds or accounts. The maximum aggregate amount of such expenses to be reimbursed may be limited as set forth in the limited partnership or other agreement of each of the Funds or accounts.

Note 5 – Operating Leases

The Company leases office space in Salt Lake City, Utah and Dallas, Texas, both under a non-cancelable operating lease agreements expiring in March 2029 and August 2027, respectively. The Company's ROU asset and liability are presented on the Statement of Assets and Liabilities. The weighted average discount rate used to measure the Company's lease liability was 4.13% at December 31, 2025. The Company elected to use the risk-free rate for the applicable lease terms as the discount rate. For the year ended December 31, 2025, lease expense totaled $776,658. Cash payments related to operating leases during 2025 were $852,253.

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KEYSTONE NATIONAL GROUP, LLC
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2025

Lease liability maturities as of December 31, 2025 were as follows:

2026	$	759,168
2027		759,462
2028		751,968
2029		189,370
Total lease payments		2,459,968
Less: Imputed interest		203,296
Present value of lease liabilities	$	2,256,672

Note 6 – Related Party Transactions

The Company receives a management fee from the Funds based upon the limited partnership agreement between the Company and each of the respective Funds.

During 2025, the Company provided services to the Funds resulting in total management fee revenue of $60,915,201, which is 100% of the Company's total revenue.

Note 7 – Subsequent Events

Management of the Company has evaluated subsequent events through March 24, 2026, which is also the date the financial statements were available to be issued. No subsequent events were noted during this evaluation that require recognition or disclosure in these financial statements, except for the following:

Effective March 1, 2026, the members sold a majority interest in the Company to Virtus Investment Partners, Inc.

Effective March 1, 2026, employee promissory notes totaling $2,350,000 were forgiven as part of the acquisition by Virtus Investment Partners, Inc. (see **Note 3**).

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